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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FROM 8-K/A
                                 Amendment #2
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                                 April 8, 1997
                                 -------------

               Date of Report (date of earliest event reported)

                               Video City, Inc.
                               ----------------
            (Exact Name of Registrant as Specified in its Charter)

       Delaware                  0-14023                        95-3897052
    ----------------         ---------------                  ---------------
   (State or other           Commission File                  (IRS Employer
    jurisdiction of             Number)                        Identification
    Incorporation)                                                 Number)

            6840 DISTRICT BOULEVARD, BAKERSFIELD, CALIFORNIA 93313
            ------------------------------------------------------
                   (Address of principal executive offices)

                                (805) 397-7955
                                --------------
             (Registrant's telephone number, including area code)

                        Prism Entertainment Corporation
                        -------------------------------
                                 (Former Name)

          6851 McDivitt Drive, Suite A, Bakersfield, California 93313
          -----------------------------------------------------------
                               (Former Address)

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                                VIDEO CITY, INC.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) In conjunction with the merger of Lee Video City, Inc. into Prism Entertainment Corporation, the registrant's name was changed from Prism Entertainment Corporation to Video City, Inc. BDO Seidman, LLP has been selected as the independent accountants for Lee Video City, Inc. for its fiscal year ended December 31, 1996 and for Video City, Inc. for the fiscal year ended January 31, 1997. BDO Seidman, LLP served as Prism Entertainment Corporation's independent accountants prior to the merger. KPMG Peat Marwick, LLP served as Lee Video City, Inc.'s independent accountants for the fiscal years ending December 31, 1995 and 1994.

     (b) There were no disagreements with KPMG Peat Marwick, LLP and Lee Video City, Inc. within the meaning of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audit of Lee Video City, Inc.'s financial statements for the fiscal year ended December 31, 1995 and 1994, or for the subsequent interim period through January 1997, which disagreements if not resolved to their satisfaction would have caused KPMG Peat Marwick, LLP to issue an adverse opinion or a disclaimer of opinion, and neither report contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

     (c) During the two most recent fiscal years, there have been no reportable events (as defined in Item 304 of Regulation S-K) with KPMG Peat Marwick, LLP. Lee Video City, Inc. has not consulted with BDO Seidman, LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the financial statements during the two most recent fiscal years through the date of the merger.

     (d) A letter of KPMG Peat Marwick, LLP addressed to the Securities and Exchange Commission is included as Exhibit 11.0 to the form 8-K.

     (e) The change in auditors was approved by the Board of Directors of Video City, Inc. in January, 1997.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

     Number                  Description
     ------                  -----------
     11.0                    Letter of KPMG Peat Marwick, LLP to the Securities
                             and Exchange Commission included herein pursuant to
                             the requirements of Item 304(a) of Regulation S-K.
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                                   SIGNATURE

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 1997                              By: /s/ Robert Y. Lee
                                                      -------------------------
                                                      Robert Y. Lee
                                                      Chairman of the Board and
                                                      Chief Executive Officer